Exhibit 99.1

Press Information 2211 H. H. Dow Way Midland, MI 48674 dow.com

Dow completes separation from DowDuPont

•	Becomes a more focused and streamlined materials science company
•	Launches with global scale and leading positions in three attractive consumer-driven segments: packaging, infrastructure and consumer care
•	Begins regular way trading on April 2 under the “DOW” ticker symbol

MIDLAND, Mich. – April 1, 2019 – Today Dow successfully completed its separation from DowDuPont, becoming a more focused, streamlined, and leading materials science company. Dow launches with global scale and leading positions in three attractive consumer-driven segments: packaging, infrastructure and consumer care. Dow is now even better positioned to drive revenue growth and innovate for its customers, leveraging three advantaged building blocks – ethylene, propylene and silicones – to power one of the deepest chemistry sets in the industry.

The distribution of Dow common stock was completed after market close today, with each DowDuPont stockholder of record receiving one (1) share of Dow common stock for every three (3) shares of DowDuPont common stock held as of the close of business on March 21, 2019. DowDuPont stockholders will also receive cash in lieu of any fractional Dow shares. Dow common stock will begin trading on the New York Stock Exchange (NYSE) under its historical symbol “DOW” on April 2, 2019, and will join the Dow Jones Industrial Average (DJIA) index.

“Today marks the beginning of a new and exciting chapter for Dow,” said Jim Fitterling, chief executive officer. “The changes we have made to Dow’s portfolio, cost structure and mindset are significant. The new Dow is a more focused and streamlined company with a clear playbook to deliver long-term earnings growth and value creation for all stakeholders. Team Dow is well positioned to achieve our ambition of becoming the most innovative, customer-centric, inclusive and sustainable materials science company. We have all the tools in place to innovate more quickly, to operate more productively, and to invest more prudently to deliver value creating growth, higher returns and enhanced shareholder value.”

“Today we celebrate this milestone with our customers, communities, investors, and Team Dow,” said Howard Ungerleider, president and chief financial officer. “With our focused portfolio, streamlined cost structure, disciplined approach to capital allocation, and shareholder friendly capital return framework, the new Dow has the right capabilities and team to drive best-in-class operating and financial performance.”

®™ Trademark of The Dow Chemical Company (“Dow”) or an affiliated company of Dow

The new Company will be referred to by the brand name “Dow,” acknowledging the remarkable legacy while also reflecting the company-wide evolution to a materials science solutions provider. Dow is adopting a new brandline – “Seek Together” – which is a call to action that highlights the value of collaboration to deliver innovation and solutions to our customers and value chains. It represents the way Dow seeks to collaborate with all of its stakeholders as it delivers on its ambition. The iconic Dow Diamond, which has stood as the Company’s logo for more than 120 years, is unchanged and will continue to be a core element of the Dow brand.

More information about Dow and its investment thesis is available on its new Investors Relations website: investors.dow.com.

About Dow

Dow (NYSE: DOW) combines one of the broadest technology sets in the industry with asset integration, focused innovation and global scale to achieve profitable growth and become the most innovative, customer centric, inclusive and sustainable materials science company. Dow’s portfolio of performance materials, industrial intermediates and plastics businesses delivers a broad range of differentiated science-based products and solutions for our customers in high-growth segments, such as packaging, infrastructure and consumer care. Dow operates 113 manufacturing sites in 31 countries and employs approximately 37,000 people. Dow delivered pro forma sales of approximately $50 billion in 2018. References to Dow or the Company mean Dow Inc. and its subsidiaries. For more information, please visit www.dow.com or follow @DowNewsroom on Twitter.

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For further information, please contact:

Media: Rachelle Schikorra +1 989-638-4090 ryschikorra@dow.com	Investors: Neal Sheorey +1 989-636-6347 nrsheorey@dow.com

®™ Trademark of The Dow Chemical Company (“Dow”) or an affiliated company of Dow

Cautionary Statement About Forward-Looking Statements

This presentation contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance, financial condition, and other matters, and often contain words such as “believe,” “expect,” “anticipate,” “project,” “estimate,” “intend,” “may,” “opportunity,” “outlook,” “plan,” “seek,” “should,” “strategy,” “will,” “will be,” “will continue,” “will likely result,” “would,” “target” and similar expressions, and variations or negatives of these words. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements.

Forward-looking statements include, but are not limited to, expectations as to future sales of Dow’s products; the ability to protect Dow’s intellectual property in the United States and abroad; estimates regarding Dow’s capital requirements and need for and availability of financing; estimates of Dow’s expenses, future revenues and profitability; estimates of the size of the markets for Dow’s products and services and Dow’s ability to compete in such markets; expectations related to the rate and degree of market acceptance of Dow’s products; the outcome of certain Dow contingencies, such as litigation and environmental matters; estimates of the success of competing technologies that may become available and expectations regarding the separations and distributions and the benefits and costs associated with each of the foregoing.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements are based on certain assumptions and expectations of future events which may not be realized and speak only as of the date the statements were made. In addition, forward-looking statements also involve risks, uncertainties and other factors that are beyond Dow’s control that could cause Dow’s actual results to differ materially from those projected, anticipated or implied in the forward-looking statements. These factors include, but are not limited to: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, market uncertainty, interest and currency exchange rates, and equity and commodity prices; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect, defend and enforce Dow’s intellectual property rights; increased competition; changes in relationships with Dow’s significant customers and suppliers; unanticipated expenses such as litigation or legal settlement expenses; unanticipated business disruptions; Dow’s ability to predict, identify and interpret changes in consumer preferences and demand; Dow’s ability to complete proposed divestitures or acquisitions; Dow’s ability to realize the expected benefits of acquisitions if they are completed; the availability of financing to Dow in the future and the terms and conditions of such financing; and disruptions in Dow’s information technology networks and systems. Additionally, there may be other risks and uncertainties that Dow is unable to identify at this time or that Dow does not currently expect to have a material impact on its business.

Risks related to our separation from DowDuPont, Inc. and to achieving the anticipated benefits thereof include, but are not limited to, a number of conditions which could delay, prevent or otherwise adversely affect the separations and distributions including risks outside the control of Dow including risks related to (i) our inability to achieve some or all of the benefits that we expect to receive from the separations and distributions, (ii) certain tax risks associated with the separations and distributions, (iii) our inability to make necessary changes to operate as a stand-alone company following the separations and distributions, (iv) the failure of our pro forma financial information to be a reliable indicator of our future results, (v) our inability to enjoy the same benefits of diversity, leverage and market reputation that we enjoyed as a combined company, (vi) restrictions under the intellectual property cross-license agreements, (vii) our inability to receive third-party consents required under the separation agreement, (viii) our customers, suppliers and others’ perception of our financial stability on a stand-alone basis, (ix) non-compete restrictions under the separation agreement, (x) receipt of less favorable terms in the commercial agreements we will enter into with DuPont and Corteva than we would have received from an unaffiliated third party and (xi) our indemnification of DuPont and/or Corteva for certain liabilities.

Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. For a more detailed discussion of Dow’s risks and uncertainties, see the “Risk Factors” contained in Dow’s registration statement on Form 10, as amended, filed with the Securities and Exchange Commission.

®™ Trademark of The Dow Chemical Company (“Dow”) or an affiliated company of Dow